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                                                                    EXHIBIT 99.1

                                    EXHIBIT 1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Dated: July 17, 2001           MERCANTILE EQUITY PARTNERS III, L.P., an Illinois
                               limited partnership, its Managing Member

                               By: Mercantile Equity Partners III, L.L.C., an Illinois limited liability company, its General Partner

                                      By:    /s/ I. Steven Edelson
                                             ----------------------------
                                      Name:  I. Steven Edelson
                                      Title: Managing Member

                               MERCANTILE EQUITY PARTNERS III, L.L.C., an
                               Illinois limited liability company, its General Partner

                               By:    /s/ I. Steven Edelson
                                      -----------------------------
                               Name:  I. Steven Edelson
                               Title: Managing Member

                               MERCANTILE CAPITAL PARTNERS I, LP, an Illinois limited partnership

                               By: Mercantile Capital Group, LLC, a Delaware limited liability company, its general partner

                                      By:  Mercantile Capital Management Corp.,
                                           an Illinois corporation, its manager

                                           By:    /s/ I. Steven Edelson
                                                  ---------------------------
                                           Name:  I. Steven Edelson
                                           Title: President

                               MERCANTILE CAPITAL GROUP, LLC, a Delaware limited liability company

                               By: Mercantile Capital Management Corp., an Illinois corporation, its manager

                                      By:    /s/ I. Steven Edelson
                                             ----------------------------
                                      Name:  I. Steven Edelson
                                      Title: President

                               MERCANTILE CAPITAL MANAGEMENT CORP., an Illinois corporation, its manager




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                               By:    /s/ I. Steven Edelson
                                      -----------------------------
                               Name:  I. Steven Edelson
                               Title: President

                               THE EDELSON FAMILY TRUST DATED SEPTEMBER 17, 1997

                               By:      /s/ I. Steven Edelson
                                        -----------------------------
                               Name:    I. Steven Edelson
                               Title:   Trustee


                               /s/ Michael A. Reinsdorf
                               --------------------------------------------
                               MICHAEL A. REINSDORF, an Individual


                               /s/ I. Steven Edelson
                               --------------------------------------------
                               I. STEVEN EDELSON, an Individual


                               /s/ Nathaniel C. A. Kramer
                               --------------------------------------------
                               NATHANIEL C. A. KRAMER, an Individual





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